Exhibit 99.1 Leader in Targeted Protein Modulation Nurix Therapeutics Blazing a New Path in Medicine Investor Presentation November 2023

Important notice and disclaimers This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. When or if used in this presentation, the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “predict,” “should,” “will,” and similar expressions and their variants, as they relate to Nurix Therapeutics, Inc. (“Nurix”, the “Company,” “we,” “us” or “our”), may identify forward-looking statements. All statements that reflect Nurix’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements regarding our future financial or business plans; our future performance, prospects and strategies; future conditions, trends, and other financial and business matters; our current and prospective drug candidates; the planned timing and conduct of the clinical trial programs for our drug candidates; the planned timing for the provision of clinical updates and initial findings from our clinical studies; the potential benefits of our collaborations, including potential milestone and sales-related payments; the potential advantages of our DELigase™ platform and drug candidates; the extent to which our scientific approach, our DELigase™ platform, targeted protein modulation, and Degrader- Antibody Conjugates may potentially address a broad range of diseases; the extent animal model data predicts human efficacy; and the timing and success of the development and commercialization of our current and anticipated drug candidates. Forward-looking statements reflect Nurix’s current beliefs, expectations, and assumptions. Although Nurix believes the expectations and assumptions reflected in such forward-looking statements are reasonable, Nurix can give no assurance that they will prove to be correct. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and changes in circumstances that are difficult to predict, which could cause Nurix’s actual activities and results to differ materially from those expressed in any forward-looking statement. Such risks and uncertainties include, but are not limited to: (i) risks and uncertainties related to Nurix’s ability to advance its drug candidates, obtain regulatory approval of and ultimately commercialize its drug candidates; (ii) the timing and results of clinical trials; (iii) Nurix’s ability to fund development activities and achieve development goals; (iv) risks and uncertainties relating to the timing and receipt of payments from Nurix's collaboration partners, including milestone payments and royalties on future potential product sales; (v) the impact of macroeconomic events and conditions, including increasing financial market volatility and uncertainty, inflation, increasing interest rates, instability in the global banking system, uncertainty with respect to the federal budget, the impact of war, military or regional conflicts, and global health pandemics, on Nurix’s clinical trials and operations; (vi) Nurix’s ability to protect intellectual property and (vii) other risks and uncertainties described under the heading “Risk Factors” in Nurix’s Quarterly Report on Form 10-Q for the fiscal quarter ended August 31, 2023, and other SEC filings. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. The statements in this presentation speak only as of the date of this presentation, even if subsequently made available by Nurix on its website or otherwise. Nurix disclaims any intention or obligation to update publicly any forward-looking statements, whether in response to new information, future events, or otherwise, except as required by applicable law. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal estimates and research are reliable, such estimates and research have not been verified by any independent source. 2

Nurix Drugs Engage Ligases for the Treatment of Cancer Targeted Protein Modulation: TPM = TPD + TPE A Powerful Targeted Protein Cellular System Elevation (TPE) Harness ligases to decrease specific protein levels Inhibit ligases to increase specific protein levels Targeted Protein Ubiquitin is ligated to Degradation target proteins to tag them for degradation by (TPD) the proteasome 3

Nurix Is Advancing a Pipeline of Propriety and Partnered Programs in Oncology and Autoimmune/Inflammatory Diseases MOA Drug program Target Therapeutic area Discovery IND enabling Phase 1a Phase 1b BTK-IKZF B-cell malignancies NX-2127 BTK B-cell malignancies NX-5948 NX-0479 / Rheumatoid arthritis and IRAK4 other inflammatory diseases GS-6791 TPD Oncology / autoimmune Undisclosed Multiple disease Undisclosed Undisclosed Multiple Undisclosed Undisclosed Multiple TPE CBL-B Immuno-Oncology NX-1607 DAC Undisclosed Oncology Multiple 4

Advancing a New Therapeutic Class Degrader-Antibody Conjugates (DACs) • DACs combine the catalytic activity of a Deal Terms Targeted Protein Degrader (TPD) with the specificity of an antibody • $60 million upfront cash payment • DACs represent the next generation of • $3.4 billion in potential research, antibody drug conjugates (ADCs) development, regulatory and commercial milestone payments • Mid-single to low double-digit tiered royalties on future product sales • Option for U.S. profit sharing and co- promotion on up to two products arising from the collaboration 5

Leveraging Gilead and Sanofi Partnerships To Advance a Broad Pipeline of Targeted Protein Degraders DC Partner Ligand Degrader Cellular In vivo Oral nomination License Discovery Discovery Profiling Profiling exposure IRAK4 (Gilead) NX-0479/ GS-6791 Target 2 Target 3 Target 4 Target 5 Druggable Targets Target 6 Difficult-to-Drug Targets Target 7 Target 8 • Novel ligands identified for multiple unprecedented targets • $52M in drug discovery milestones achieved as of 9/30/2023 Target 9 • $20M licensing payment from Gilead for IRAK4 degrader Target 10 • Option to co-develop and co-promote 4 drug candidates 6 Note: Status of programs as of April 2023

Targeted Protein Degradation Harnessing the ubiquitin proteosome system to eliminate disease proteins NX-5948 MOA BTK Destroyed by the Proteasome Nurix degrader E2 Ubiquitin drugs BTK Degrader Cereblon recycling E3 Ligase Complex BTK BTK Poly Ubiquitinated Proteins Ubiquitination of Protein 7

Degraders More Completely Disrupt BCR Signaling Nurix Degraders: 1) Are effective against resistance mutations through binding cooperativity between BTK and the ligase complex 2) Eliminate the scaffolding function of BTK oncogenic signals Removal of BTK disrupts the signaling complex, effectively destroying the scaffolding function of the protein 8

A First-In-Class Franchise of BTK Degraders:
NX-5948 & NX-2127 – The Big Picture

NX-5948
SELECTIVE BTK DEGRADATION

NX-2127
BTK DEGRADATION & IMMUNOMODULATION



BTK degraders have the potential to displace inhibitors in the markets where BTK inhibitors currently dominate (e.g., CLL)

Nurix has demonstrated that BTK degraders can overcome treatment emergent resistance mutations to both covalent and non-covalent inhibitors

BTK degraders may expand the market for BTK targeted agents into other B-cell malignancies such as DLBCL and potentially into autoimmune diseases

NX-5948 and NX-2127 are two distinct drugs with differentiated profiles, each with the potential to be multi-billion dollar B-cell malignancy therapeutic franchises

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Nurix BTK Degrader Franchise: Two BTK Degraders To Cover the Landscape of B-Cell Malignancies

NX-5948
for BTK inhibitor resistance mutations in CLL with potential for early lines of therapy

NX-2127
for aggressive NHL and advanced CLL including BTK inhibitor resistance mutations

B-Cell Malignancies Annual Incidence (U.S. & EU)


CLL
WM
MCL
MZL
DLBCL
FL

39,700	6,300	6,200	10,700	55,100	26,200
Chronic Lymphocytic Leukemia	Waldenstrom's macroglobulinemia	Mantle cell lymphoma	Marginal Zone Lymphoma	Diffused Large B-Cell Lymphoma	Follicular Lymphoma

NX-5948 (CLL, WM, MCL, MZL) | NX-5948 potential in combination (DLBCL, FL)

NX-2127 in 3L+ (CLL, WM) | NX-2127 (MCL, MZL, DLBCL, FL)

Goal: Displace BTKi in indications where single-agent BTKi is standard of care and address BTKi resistance mutations

Goal: Expand role for BTK target therapy

BTK, Bruton tyrosine kinase; DLBCL, Diffuse large B cell lymphoma; CLL, Chronic lymphocytic leukemia, SLL, small lymphocyticlymphoma; MCL, Mantle cell lymphoma; WM, Waldenstrom's macroglobulinemia; MZL, Marginal zone lymphoma; FL, Follicular lymphoma; NHL, non-Hodgkin lymphoma

Estimates based on 2020 incidence from DRG, GlobalData and secondary research; EU comprised of France, Germany, Italy, Spain and UK

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Blockbuster Opportunity in BTK Market $8.4 billion in annual sales BTK Yearly Sales • Next generation 9000 BTK inhibitors are currently taking market 8000 share from Imbruvica 7000 • Nurix BTK degraders have the potential to be game 6000 changing and take shares 5000 from the inhibitor market in CLL 4000 • Opportunity for Nurix 3000 BTK degraders to expand 2000 the market in other B cell malignancies and 1000 autoimmune diseases 0 2016 2017 2018 2019 2020 2021 2022 Ibrutinib Acalabrutinib Zanubrutinib 11

Evolution of BTK Targeted Therapies Degraders Non-Covalent NX-5948 Inhibitors Resistance NX-2127 Is Futile Next Generation Pirtobrutinib Covalent inhibitors st 1 Generation Acalabrutinib Covalent inhibitor Zanubrutinib Ibrutinib 12

Emerging Unmet Medical Need with Resistance Mutations to Existing BTK Inhibitors NX-5948 and NX-2127 can degrade all treatment emergent inhibitor mutations identified to date 13

NX-5948 Was Designed for Potent and Rapid Degradation of Wildtype and C481S-Mutated BTK WT BTK TMD8 Cells BTK-C481S TMD8 Cells 100 100 DC50=0.028 nM DC50=0.0184 nM 80 75 60 50 40 25 20 0 0 0.001 0.01 0.1 1 10 100 1000 0.001 0.01 0.1 1 10 100 1000 NX-5948 (nM) NX-5948 (nM) TMD8 cells harboring WT BTK or a knock-in BTK mutation (C481S) were incubated with NX-5948 for 24 hours, and BTK degradation was assessed by flow cytometry. 14 % BTK Remaining % BTK Remaining

Structural and Enzymatic Studies of New BTKi-Resistant Mutations Confirms BTK Scaffolding Function Some mutations that confer resistance to BTK inhibitors Mutations revealed by non-covalent inhibitors lack kinase activity yet still potentiate BCR signaling interrupt the catalytic C-spine of kinase domain C481S 600 T474I WT 400 M437R 200 L528W V416L 0 0 50 100 150 [ATP] (μM) 15 Montoya et al., ASH 2022 and unpublished data Kinase Activity Peptide Phos (RFU/min)

NX-5948 Is More Potent and Broadly Active Than All BTK Inhibitors Tested BTK degradation and activation marker suppression in TMD8 tumor cells TMD8 tumor cell killing BTK degradation 125 125 EC50 (nM) 100 100 Most potent 1e-002 75 75 cell killing NX-5948 50 50 1000 25 Ibrutinb 25 NX-5948 NX-5948 0 0 2000 Pirtobrutinib 0.001 0.01 0.1 1 10 100 1000 0.001 0.01 0.1 1 10 100 1000 NX-5948 (nM) NX-5948 (nM) 125 125 Acalabrutinib 3000 100 100 75 75 Zanubrutinib 4000 50 50 Nemtabrutinib 25 25 Ibrutinib Pirtobrutinib 0 0 0.001 0.01 0.1 1 10 100 1000 0.001 0.01 0.1 1 10 100 1000 Average of n = 3 independent Ibrutinib (nM) Pirtobrutinib (nM) experiments 72 hr time point 125 125 100 100 75 75 50 50 • All inhibitors have resistance mutation liabilities 25 25 Acalabrutinib • NX-5948 displays potent cell killing and maintains suppression Zanubrutinib 0 0 of CD86 in the context of key resistance mutations 0.001 0.01 0.1 1 10 100 1000 0.001 0.01 0.1 1 10 100 1000 Acalabrutinib (nM) Zanubrutinib (nM) 16 Average of n = 3 independent experiments +/- SEM BTK-WT BTK-C481S BTK-V416L BTK-T474I BTK-L528W CD86 Expression CD86 Expression (DMSO = 100) (DMSO = 100) % BTK Remaining CD86 Expression CD86 Expression CD86 Expression (DMSO = 100) (DMSO = 100) (DMSO = 100)

NX-2127 Induces Positive Binding Cooperativity Between BTK and Cereblon BTK WT 120 120 100 No CRBN 100 120 80 80 CRBN N o (1 C μR MB ) N + BTK 100 60 DDB1 60 80 CRBN (1 μM) + 40 40 CRBN 60 20 20 α = 2.5 40 IC No CRBN 0 50 0 α = 20 -20 -20 IC with CRBN (1 μM) 0.00001 0.0001 0.001 0.01 0.1 1 50 0.00001 0.0001 0.001 0.01 0.1 1 0 [compound] uM -20 0.00001 0.0001 0.001 0.01 0.1 1 NX-2127 120 BTK L528W BTK T474I No CRBN 100 120 120 80 CRBN (1 μM) + 120 100 100 60 No CRBN • Positive Cooperativity (α>1) 100 80 80 40 80 CRBN (1 μM) + • Stable ternary complex 60 60 20 60 40 40 0 40 • Induced protein-protein interactions 20 20 -20 20 α = 3.2α = 3.9 • Greater tolerance for reduced binary 0.00001 0.0001 0.001 0.01 0.1 1 0 0 0 -20 -20 -20 affinity 0.00001 0.0001 0.001 0.01 0.1 1 0.00001 0.0001 0.001 0.01 0.1 1 0.00001 0.0001 0.001 0.01 0.1 1 [compound] uM CRBN, cereblon; DDB1, DNA damage binding protein 1 (component of the ubiquitin ligase complex) % Probe Binding % Probe Binding

NX-5948-301: Trial Design

Phase 1 trial in adults with relapsed/refractory B-cell malignancies

Dose escalation

Objectives:

- Assess safety and tolerability
- Identify maximum tolerated dose & biologically active dose
- Evaluate PK/PD

Dose level	Dose
Dose level 1	50 mg
Dose level 2	100 mg
Dose level 3	200 mg
Dose level 4	300 mg
Dose level 5	450 mg
Dose level 6+	600 mg

Oral daily dosing

Potential Phase 1b dose expansions

- CLL/SLL (n=20)
  Prior BTKi and BCL-2i
- DLBCL or MCL (n=20)
  Prior anti-CD20 CIT + 1 LoT
- FL, MZL, WM (n=20)
  ≥2 prior LoT
- PCNSL (n=20)
  Who have progressed or had no response to ≥2 prior LoT

BTK, Bruton tyrosine kinase; **CLL**, chronic lymphocytic leukemia; **DLBCL**, diffuse large B-cell lymphoma; **FL**, follicular lymphoma; **LoT**, line of therapy; **MCL**, mantle cell lymphoma; **MZL**, marginal zone lymphoma; **PCNSL**, primary CNS lymphoma; **PD,** pharmacodynamics; **PK,** pharmacokinetics; **WM**, Waldenstrom's macroglobulinemia

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First Report of BTK Degradation with NX-5948 in Patients with B Cell Initial proof of mechanism Malignancies • Rapid and sustained Dose level 1 (50 mg) 15000 degradation of BTK FL 12500 MCL • Robust BTK degradation DLBCL 10000 observed in all patients MZL tested to date 7500 Dose level 2 (100 mg) 5000 • Dose escalation ongoing DLBCL 2500 in patients with MZL relapsed/refractory B cell 0 MCL malignancies 0 5 10 15 20 25 30 Day BTK levels are evaluated in real time in a FACS-based assay on whole blood from patients treated with NX-2127 19 BTK MFI (Background subtracted)

NX-2127-001: Trial Design

Phase 1 trial in adults with relapsed/refractory B-cell malignancies

Dose escalation

Objectives:

- Assess safety and tolerability
- Identify maximum tolerated dose (MTD) & biologically active dose
- Evaluate PK/PD

Dose level 3
300 mg

Dose level 2
200 mg

Dose level 1
100 mg

Dose level –1
50 mg

Oral daily dosing

Dose expansions

CLL (100 mg)
Failed 2 or more prior treatments including a BTK inhibitor and regardless of baseline BTK mutation status (up to 40 pts)

DLBCL (300 mg)
Failed 2 or more prior treatments (up to 20 pts)

MCL (300 mg)
Failed 2 or more prior treatments including a BTK inhibitor
(up to 20 pts)

- Enrollment of new patients paused due to partial clinical hold, pending alignment with FDA on introduction of new chirally controlled drug product
- CLL Phase 1b expansion cohort ongoing for patients currently on study
- DLBCL Phase 1b expansion cohort ongoing for patients currently on study
- MCL Phase 1b expansion cohort ongoing for patients currently on study
- Phase 1a dose escalation is ongoing for patients currently on study with NHL

BTK, Bruton tyrosine kinase; **CLL**, chronic lymphocytic leukemia; **DLBCL**, diffuse large B-cell lymphoma; **FL**, follicular lymphoma; **MCL**, mantle cell lymphoma; **MZL**, marginal zone lymphoma; **NHL**, non-Hodgkin lymphoma; **PCNSL**, primary CNS lymphoma; **PD,** pharmacodynamics; **PK,** pharmacokinetics; **WM**, Waldenstrom's macroglobulinemia

20

Baseline Characteristics Elderly population with multiple prior lines of targeted therapies and acquired mutations CLL Overall population Characteristics (n=23) (N=36) Median age, years (range) 75 (61–90) 75 (50–92) Female, n (%) 9 (39.1) 13 (36.1) Male, n (%) 14 (60.9) 23 (63.9) Lines of prior therapy, median (range) 5 (2–11) 4 (2–11) BTKi, n (%) 23 (100) 31 (86.1) Pirtobrutinib, n (%) 8 (34.8) 11 (30.6) BTKi and BCL2i, n (%) 18 (78.3) 19 (52.8) cBTKi, ncBTKi, and BCL2i, n (%) 7 (30.4) 7 (19.4) a BTK mutation present , n (%) 10 (48) 11 (35) C481 5 (24) 5 (16) L528W 4 (19) 4 (13) T474 3 (14) 4 (13) V416L 1 (5) 1 (3) a BCL2 mutation present , n (%) 4 (19) 4 (13) a PLCG2 mutation present , n (%) 0 (0) 1 (3.2) a Specific mutations are not additive as some patients have multiple BTK mutations Mutations were tested by NGS centrally in those patients with available samples (n=31 in total population; n=21 in CLL population) Data cutoff: September 21, 2022 21

NX-2127 plasma trough concentration (ng/mL) NX-2127 Leads to Robust BTK Degradation and Decrease in B-cell Activation Circulating plasma CCL4 Patients with CLL (100 mg) 5000 30 in patients with CLL (100 mg) 30000 3750 20 CCL4 measured in 25000 patient plasma with an 2500 ELISA-based assay 20000 HMPCORE1 (Rules 10 15000 Based Medicine) 1250 10000 0 0 5000 0 5 10 15 20 25 30 LLOQ= 59-64 pg/mL 0 Days of treatment C1D1 C1D8 Visit BTK MFI in B cells (n=18) Plasma trough concentration (n=14) • Daily treatment with NX-2127 resulted in a rapid and sustained suppression of BTK (CD19+) as measured in patient whole blood using a flow cytometry assay. BTK suppression target of 80% reached consistently (data not shown here) • Robust decrease of plasma CCL4 by Cycle 1 Day 8 and suppression was maintained through Cycle 2 Day 1, consistent with clinically observed lymphocytosis occurring in majority of patients with nodal disease by Cycle 1 Day 8 • NX-2127 treatment also resulted in degradation of cereblon neo-substrate Ikaros BTK, Bruton’s tyrosine kinase; CCL4, C–C motif ligand 4; LLOQ, lower limit of quantification Data cutoff: September 21, 2022 22 BTK Levels (MFI±SEM) pg/mL

NX-2127 Preliminary Efficacy
Positive Initial Findings in CLL

Disease-evaluable patients	n=15
Objective response rate,[a] % (95% CI)	33 (12–62)
Best response, n (%)	
CR	0 (0)
PR	5 (33.3)
SD	5 (33.3)
PD	2 (13.3)
NE[b]	3 (20)

[a]Objective response rate includes CR + CRi + nPR + PR-L + PR
[b]Patients who discontinued after a single assessment of SD are considered as NE



100
50
0
-50
-100
Maximim % change in SPD from baseline
Two or more prior treatments including:
BTKi
BTKi and BCL2i ('Double exposed')
* BTK mutation at baseline
Treatment ongoing

***One patient, not shown above, with prior BTKi and BCL2i treatment and with a *BTK* mutation detected at baseline, had no nodal disease at baseline. Their treatment is ongoing with a PR.**

BCL2i, B-cell lymphoma-2 inhibitor; **BTK**, Bruton's tyrosine kinase; **BTKi**, BTK inhibitor; **CR**, complete response; **CRi**, complete response with incomplete count recovery; **NE**, not evaluable; **PD**, progressive disease; **PR**, partial response; **SD**, stable disease

Data cutoff: September 21, 2022

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First Demonstration of Clinical Activity of a Degrader Against a Range of BTK Mutations NX-2127 Preliminary Efficacy in Patients with CLL BTK degradation in CLL patients Disease-evaluable patients 100 with known BTK mutation status BTK WT 6000 BTK Kinase Dead BTK WT; n=11 50 5000 BTK Kinase Dead (C481R, L528W and V416L); n=5 BTK Kinase Proficient 4000 BTK Kinase Proficient (C481S and T474F/I); n=4 3000 0 2000 1000 -50 0 0 5 10 15 20 25 30 Days of Treatment -100 Patients with kinase dead mutations are classified as kinase dead regardless of co-occurrence of kinase proficient mutations • BTK degradation of 80% achieved in CLL patients including those harboring BTK C481, T474, L528, and V416 resistance mutations Data cutoff: September 21, 2022 24 BTK Levels (MFI±SEM) Maximim %change in SPD from baseline

Rapid and Sustained Complete Response on Single-Agent NX-2127 FDG-PET CT Scan Disease Assessment Baseline Confirmatory Week 16 Scan Bladder • 84-year-old woman with multiply relapsed ABC- Bladder DLBCL following 4 lines of aggressive therapy (including combination of rituximab, ibrutinib, and lenalidomide). • Complete response at first assessment (week 8), confirmed at week 16, and ongoing through week 24. • As of June 14, 2023, this patient remains on treatment with over 12 months of follow up Deauville score: 5 Deauville score: 2 25

Phase 2 Smart Start: Ibrutinib, Lenalidomide, and Rituxan + Chemo in Newly Diagnosed Non-GCB DLBCL RLI RLI + EPOCH or CHOP Cycles 1-2 Cycles 3-8 N = 58 N = 56 N = 55 21 (36%) “The combination of RLI alone and with chemotherapy 42 resulted in high response rates and promising survival (75%) 52 outcomes in patients with newly diagnosed DLBCL.” (94.5%) 29 “Smart Start resulted in PFS and OS rates at 2 years, of (50%) 91.3% and 96.6%, respectively. R-CHOP with and without ibrutinib resulted in a 3-year PFS rates of 70.8% and 68.1%, 12 respectively. R-CHOP with and without lenalidomide resulted (25%) 3 (5.5%) in a 2-year PFS rates of 67% and 64%, respectively.” RLI 2 RLI 2 + RLI-Chemotherapy 2 End of Therapy Response Response Response Source: Westin et al; Journal of Clinical Oncology, published online August 11, 2022 26

Targeting CBL-B Enhances Antitumor Response

A Master Orchestrator of the Immune System

CBL-B mediated mechanisms strongly restrains a productive anti-tumor response

CBL-B inhibition increases:

- DC and NK infiltration and function
- T cell priming
- Cytotoxic T cells function
- Ability of T cells to resist tumor immunosuppressive mechanisms: Treg, MDSC, and TGF-β


Traffic and tumor infiltration
Blood vessel
T cell
T cell
T cell
T cell
DC
Lymph node
CBL-B
T cell
Blood
Tumor
DC activation /T cell Priming
Dying tumor
DC
Tumor
T cell
Dying tumor
NK cell
Recognize and Kill Tumor cells

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NX-1607 Mechanism of Action: Intramolecular Glue


NX-1607
HELIX
RING
TKB
Y363
HELIX
RING
TKB
Y363
RING
HELIX
TKB
1. Kinase
2. E2/substrate
Substrate protein
E2
RING
p
pY363
HELIX
TKB

NX-1607 acts as an intramolecular glue forcing CBL-B in its folded **INACTIVE** state

Closed State **INACTIVE**

Opened State

Phosphorylation locks CBL-B in the **ACTIVE** Conformation

Immune Response

Immune Response

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NX-1607 Increases IL-2 and IFN-γ Secretion in TCR Stimulated Primary Human T cells


IL-2 Anti-CD3
IL-2 pg/mL
1000
750
500
250
0
20 pg/mL
0.01
1
100
10000
nM NX-1607


IL-2 Anti-CD3/CD28
IL-2 pg/mL
60000
40000
20000
0
2400 pg/mL
0.01
1
100
10000
nM NX-1607


IFN-γ Anti-CD3
IFNγ pg/mL
5000
4000
3000
2000
1000
0
340 pg/mL
0.01
1
100
10000
nM NX-1607


IFN-γ Anti-CD3/CD28
IFNγ pg/mL
12500
10000
7500
5000
2500
0
980 pg/mL
0.01
1
100
10000
nM NX-1607

NX-1607 increases TCR stimulation-dependent production of IL-2 and IFN-γ in primary human T cells

NX-1607 has no impact in the absence of T cell stimulation as measured by proliferation, activation, or cytokine release

● Cytokine Response
○ Baseline Response

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Single-Agent NX-1607 Induces Antitumor Response in Multiple Models NX-1607 NX-1607 NX-1607 Reduced Tumor Volume Prolonged Survival Reduced Tumor Volume Colorectal Triple-Negative Breast B Cell Lymphoma Vehicle 1400 100 Vehicle NX-1607 1200 NX-1607 75 1000 <0.0001 p= 800 50 600 p<0.0001 400 25 200 0 0 20 25 30 0 25 50 75 100 125 150 Days post implant Days post implant NX-1607 30 mg/kg day 7 to 46 NX-1607 30 mg/kg day 16 to 28 Shaded area indicates dosing period 30 % Survival 3 Tumor Volume (mm )

NX-1607 and Anti-PD-1 Synergize to Enhance Anti-Tumor Effects and Survival of Mice in Multiple Tumor Models Colorectal (CT26) Colorectal (MC38) Triple-Negative Breast (4T1) Day 28 4T1 Lung Metastases p<0.01 15000 p<0.01 10000 5000 200 100 0 Vehicle NX-1607 anti-PD-1 NX-1607+anti-PD-1 Shaded area indicates dosing period: NX-1607 (30 mg/kg, PO daily) and anti-PD-1 twice a week at 10 mg/kg dosing period 31 # Metastatic Colonies

NX-1607-101: Phase 1 First-in-Human Clinical Trial Design Phase 1 trial testing both monotherapy and combination with paclitaxel in relapsed or refractory tumors Dose Escalation Potential Cohort Expansion Objectives: Melanoma • Assess safety and tolerability Squamous Cell Carcinoma of the • Identify maximum tolerated dose Head and Neck (HNSCC) • Evaluate PK/PD including Dose Non-small Cell Lung Cancer proprietary biomarkers Level 4 (NSCLC) Platinum Resistant Epithelial Dose Ovarian Cancer (EOC) Level 3 Gastric Cancer Dose Level 2 Metastatic Castration Resistant Oral daily dosing Prostate Cancer (mCRPC) Dose Level 1 Mixed Solid Tumor Cohort Diffuse Large B-cell Lymphoma (DLBCL) Checkpoint resistant tumors Immunosuppressive microenvironment Poorly immunogenic tumors 32

UbiScan Identified Direct CBL Substrates Within the T Cell Receptor (TCR) Signaling Cascade Decreased signal represents direct substrates ubiquitinated by CBL-B ligase activity Inhibiting CBL-B decreases ubiquitination of important T Cell receptor signaling molecules 33

Phospho-Protein Flow Cytometry Assay Identified Proximal Biomarkers



Phosphorylation of proximal biomarkers in CD8+ T cells
pPLCγ2
pHS1
pZAP70
(2 clones)
Fold change in phospho-signal
5
4.5
4
3.5
3
2.5
2
1.5
1
0.5
← 116 Phospho-antibodies from distinct signaling pathways →

- Human PBMCs were stimulated with or without CBL-B inhibition
- Expression levels were determined for phospho-proteins downstream the TCR signaling
- Overlapping results from orthogonal assays (Ubiscan) provided confidence in proximal biomarker signals

HS1: Substrate of LYN receptor, and an essential adaptor protein at the immune synapse, via VAV1

PLCγ2: Expressed in both T cells and B cells; associates with LAT and SLP-76 & becomes phosphorylated upon TCR stimulation

ZAP70: Key organizer of downstream TCR signaling

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Dose Dependent Increases of CBL-B Proximal Biomarker Correlates with Antitumor Effects of NX-1607 Pharmacodynamic relationship in mice following NX-1607 dosing 100 80 60 Efficacious 40 Range 20 0 0.1 1 10 100 NX-1607 (mg/kg) In vivo efficacy observed between 10-60 mpk which corresponds to ~20-60% pHS1+ CD8+ T Cells 35 %Phosho pHS1+/CD8+ mouse T Cells

Characterization of a Novel Biomarker and First Evidence of Target Engagement for a CBL-B Inhibitor in the Clinic Human whole blood and dose projection modeling Clinical data Maximal % pHS1+ expressing CD8+ T cells observed in C1D1 36

CBL-B Inhibition Has the Potential To Be the Small Molecule Centerpiece of Immuno-Oncology Therapy Post-ICI (Melanoma, NSCLC, Prostate, MSS Colorectal Ovarian, Gastric DLBCL (including Richter’s) TNBC, Meso, Urothelial, etc.) Low-Immunogenicity Tumors Suppressive TME Acquired Resistance T-Cell Dysfunction Immune Checkpoint Failure or Resistant Single-Agent Monotherapy Anti-LAG3 Cell Therapy Anti-TIGIT (TIL, TCR, NX-1607 Bi-specific mAb NKCAR) Potential Combinations with FDA-Approved Agents Immune Bispecific T-cell Immunogenic Cell Antibody-Drug Cell Therapy PARPi ADCC mAb’s Checkpoint Engager (BiTE) Death Chemo Conjugates (ADC) (CART) Inhibitors Blinatumomab Rituximab, Pembrolizumab, Paclitaxel, Trastuzumab CART Olaparib, Herceptin, Nivolumab, Cemiplimab Platinums Emtansine, Rucaparib, Trastuzumab Ipilimumab, Polatuzumab Talazoparib Atezolizumab, Avelumab, vedotin-piiq Durvalumab 37

Anticipated Upcoming Clinical Data Disclosures Targeted Protein Degradation Targeted Protein Elevation NX-5948 NX-2127 NX-1607 • Updated Phase 1 clinical data in patients with CLL at ASH • First disclosure of Phase 1a • First disclosure of Phase 1a clinical 2023, including more patients clinical data in patients with data planned for major medical and longer follow up CLL and NHL at ASH 2023 conference in 2024 • First disclosure of Phase 1a clinical data in patients with NHL at ASH 2023 Note: All anticipated timing is based on calendar-year periods 38

Strong Financial Position $329M includes funds as of August 31, 2023, plus $60M from Seagen deal Partnerships Generate Cashflow and Reduce Need for Dilutive Financing • $409 million generated through discovery 450 400 partnership payments 350 300 • Potential for profit 250 splits on up to 6 200 programs across three 150 100 collaboration partners 50 0 • $8.2 billion in potential future payments Celgene Gilead Sanofi Seagen 39 Cumulative ($M)

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